                                                                   EXHIBIT 10.22

                             ASSUMPTION AGREEMENT



     ASSUMPTION AGREEMENT, dated as of May 21, 1998 (this "Agreement"), among
                                                           ---------
DYNATECH CORPORATION, a Massachusetts corporation ("Holding"), TTC MERGER CO.
                                                    -------
LLC, a Delaware limited liability company wholly owned by Holding ("Newco"), and
                                                                    -----
TELECOMMUNICATIONS TECHNIQUES CO., LLC, a Delaware limited liability company wholly owned by Holding ("TTC"), and consented to by Morgan Guaranty Trust
                          ---
Company of New York, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the
 --------------------
"Lenders") from time to time parties to the Credit Agreement (as hereinafter
 -------
defined).


                              W I T N E S S E T H:
                              -------------------



     WHEREAS, Holding, Newco and the Administrative Agent are parties to the Credit Agreement, dated as of May 21, 1998 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Holding,
                                           ----------------
Newco, the Lenders, the Administrative Agent, Credit Suisse First Boston, as syndication agent (in such capacity, the "Syndication Agent"), and The Chase
                                          -----------------
Manhattan Bank, as documentation agent (in such capacity, the "Documentation
                                                               -------------
Agent"); and
-----

     WHEREAS, each of Holding and Newco wishes to assign, transfer and convey to TTC all of Holding's and Newco's rights, respectively, as "Borrower" under, and TTC wishes to assume from Holding and Newco all of Holding's and Newco's obligations and liabilities as "Borrower" under, the Credit Agreement and any Notes, any Letters of Credit and the other Credit Documents (as each of such terms is defined in the Credit Agreement); and

     WHEREAS, pursuant to subsection 12.11 of the Credit Agreement, Holding and Newco have agreed to execute and deliver, and to cause, TTC to execute and deliver, this Agreement; and

     WHEREAS, pursuant to subsection 12.11 of the Credit Agreement, the Administrative Agent is authorized to consent to this Agreement on behalf of the Lenders;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.  Defined Terms.  Terms defined in the Credit Agreement and used herein
         -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Assignment and Assumption.
          -------------------------

     1.   Assignment of Rights and Obligations.  Effective as of 12:01 A.M. (New
          ------------------------------------
York City time) on May 21, 1998, each of Holding and Newco hereby irrevocably assigns, transfers and conveys to TTC all of Holding's and Newco's rights, obligations, covenants, agreements, duties and liabilities as "Borrower" under or with respect to the Credit Agreement, any Notes, any Letters of Credit, any of the other Credit Documents (other than this Agreement and the Collateral Agreement) and any and all certificates and other documents executed by Holding and Newco in connection therewith; provided, however, that each of Holding and
                                   --------  -------
Newco understands and agrees that such assignment, transfer and conveyance shall not be effective with respect to, or in any way release Holding or Newco from any of its obligations, covenants, agreements, duties and liabilities under or with respect to this Agreement and the Collateral Agreement.

     2.   Assumption of Agreements and Obligations.  Effective as of 12:01 A.M.
          ----------------------------------------
(New York City time) on May 21, 1998 (the "Effective Date"), TTC hereby
                                           --------------
expressly assumes, confirms and agrees to perform and observe all of the indebtedness, obligations (including, without limitation, all obligations in respect of the Loans and the Letters of Credit), covenants, agreements, terms, conditions, duties and liabilities of Holding and Newco as "Borrower" under and with respect to the Credit Agreement, any Notes, any Letters of Credit, any of the other Credit Documents (other than this Agreement and the Collateral Agreement) and any and all certificates and other documents executed by Holding and Newco in connection therewith as fully as if TTC were originally the obligor in respect thereof and the signatory thereto; provided, however, that each of
                                              --------  -------
Holding and Newco understands and agrees that such assumption shall not be effective with respect to, or in any way obligate TTC to perform and observe any obligations, covenants, agreements, terms, conditions, duties or liabilities of Holding or Newco under or with respect to this Agreement and the Collateral Agreement. At all times after the effectiveness of such assumption, with respect to all Loans made to or for the account of Holding or Newco prior to the effectiveness of such assumption, TTC shall have the obligations of, and Holding and Newco shall no longer be or have the obligations of, the "Borrower" within the meaning of and for all purposes of the Credit Agreement. In addition, at all times after the effectiveness of such assumption, all references to the "Borrower" in the Credit Agreement, any Notes, any Letter of Credit, any of the other Credit Documents and any and all certificates and other documents executed by Holding and Newco in connection therewith shall be deemed to be references to TTC.

     3.   Amendment to the Credit Agreement.  The Credit Agreement is hereby
          ---------------------------------
deemed to be amended to the extent, but only to the extent, necessary to effect the assignment and assumption provided for hereby.

     4.   Replacement Notes.  TTC agrees to execute and deliver, on the
          -----------------
effective date of the assumption provided for by subsection II.2. hereof, to each of the Lenders then holding Notes, if any, new Notes payable to the order of such Lender (such new Notes, "Replacement Notes") in exchange for the Notes
                                 -----------------
of Holding or Newco then held by such Lender (the "Old Notes"). Each Replacement
                                                   ---------
Note shall be identical in all respects to the corresponding Old Note or Old Notes, as the case may be, except that the obligor on such Replacement Notes shall be TTC instead of Holding and Newco.

     III.  General.
           -------

     1.    Representation and Warranties.  To induce the Administrative Agent,
           -----------------------------
acting on behalf of the Lenders, to consent to the assignment and assumption provided for in Section II. above, each of Holding, Newco and TTC hereby represents and warrants to the Administrative Agent and each Lender as of the date hereof and as of the date of such assignment and assumption that:

     (a)   Corporate Power; Authorization; Enforceable Obligations.  (i) Such
           -------------------------------------------------------
party has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and, in the case of TTC, each of the Replacement Notes, and to perform each of the other Credit Documents to which it is a party, as amended hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and, in the case of TTC, each of the Replacement Notes, and the performance of such other Credit Documents, as so amended.

     (ii) No consent or authorization of, approval by, notice to, filing with, or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of Holding, Newco or TTC in connection with the execution and delivery of this Agreement or, in the case of TTC, each of the Replacement Notes, or with the performance, validity or enforceability of each of the other Credit Documents to which it is a party, as amended hereby, except for (w) consents, authorizations, notices and filings described in Schedule 10.4(a) to the Credit Agreement, all of which have been obtained or made or have the status described therein, (x) filings to perfect the Liens created by the Security Documents, (y) filings pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. (S) 3727 et seq.), in respect of Accounts of Holding and its Subsidiaries the obligor on which is the United States of America or any department, agency or instrumentality thereof and (z) consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect.

     (iii) This Agreement and, in the case of TTC, each of the Replacement Notes, has been or will have been duly executed and delivered on behalf of such party.

     (iv) This Agreement, each of the other Credit Documents to which it is a party, as amended hereby, and, in the case of TTC, each of the Replacement Notes, constitutes or will constitute, as the case may be, a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     (b)   No Legal Bar.  Except as previously disclosed in writing to the
           ------------
Lenders on or prior to the Effective Date, the execution, delivery and performance of this Agreement and, in the case of TTC, each of the Replacement Notes, and the performance of each of the other Credit Documents to which it is a party, as amended hereby, (i) will not violate any Requirement of Law or Contractual Obligation of such party or of any of its Subsidiaries in any respect that would reasonably be expected to have a Material Adverse Effect and (ii) will not result in, or require, the creation or imposition of any Lien (other than Liens created by the Security Documents or permitted under subsection 14.2 of the Credit Agreement) on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

     (c)  Representations and Warranties.  TTC hereby represents and warrants
          ------------------------------
that the representations and warranties made by Holding, Newco and TTC (each in its capacity as Holding, Newco or TTC, as the case may be, and in its capacity as the "Borrower") in the Credit Documents are true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Agreement, as if made on and as of the date hereof.

     2.  No Other Amendments; Confirmation.  Except as expressly amended,
         ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect.

     3.  Affirmation of Credit Documents.  Each of the Credit Parties hereby
         -------------------------------
consents to the execution and delivery of this Agreement and any Replacement Notes and confirms, reaffirms and restates its obligations under each of the Credit Documents to which it is a party pursuant to the terms thereof.

     4.  GOVERNING LAW; COUNTERPARTS.  (a) THIS AGREEMENT AND THE RIGHTS AND
         ---------------------------
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     (b) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with each of Holding, Newco, TTC and the Administrative Agent. This Agreement may be delivered by facsimile transmission of the relevant signature pages hereof.

     5.  Integration.  This Agreement and the other Credit Documents represent
         -----------
the entire agreement of the parties hereto with respect to the subject matter hereof and there are no promises or representations by the parties hereto relative to the subject matter hereof not reflected or referred to herein or therein.

     6.  Section Headings.  The section headings used in this Agreement are for
         ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     7.  Submission To Jurisdiction; Waivers.  Each of the parties hereto hereby
         -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in the other Credit Documents to which it is a party or at such other address of which the other parties shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any punitive damages.

     8.  Successors and Assigns.  This Agreement shall be binding upon and inure
         ----------------------
to the benefit of Holding, Newco and TTC and their respective successors and assigns, and the Administrative Agent and the Lenders and their respective successors, indorsees, transferees and assigns.

     9.  WAIVER OF JURY TRIAL.  THE PARTIES HERETO HEREBY IRREVOCABLY AND
         --------------------
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                      DYNATECH CORPORATION


                                      By:________________________________
                                        Name:
                                        Title:


                                      TTC MERGER CO. LLC

                                       By:  Dynatech Corporation, its sole
                                            member



                                      By:________________________________
                                        Name:
                                        Title:


                                      TELECOMMUNICATIONS TECHNIQUES CO., LLC

                                        By: Dynatech Corporation, its sole
                                            member

                                      By:________________________________
                                        Name:
                                        Title:

Consented and Agreed
(for purposes of subsection III.3. only):

AIRSHOW, INC.


By: _______________________________
  Name:
  Title:


COMCOTEC, INC.


By: _______________________________
  Name:
  Title:


DATAVIEWS CORPORATION


By: ________________________________
  Name:
  Title:


DA VINCI SYSTEMS, INC.


By: ________________________________
  Name:
  Title:


INDUSTRIAL COMPUTER SOURCE


By: _______________________________
  Name:
  Title:

ITRONIX CORPORATION


By: _______________________________
  Name:
  Title:


PARALLAX GRAPHICS, INC.


By: _______________________________
  Name:
  Title:


SYNERGISTIC SOLUTIONS, INC.


By: _______________________________
  Name:
  Title:


TELE-PATH INSTRUMENTS, INC.


By: _______________________________
  Name:
  Title:


Consented to:


MORGAN GUARANTY TRUST COMPANY OF
   NEW YORK, as Administrative Agent


By: _______________________________
  Name:
  Title: